REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (“Agreement”) is dated as of August 15, 2005 (the “Effective Date”) by Taskport, Inc., a California corporation (the “Company”), and the investor listed on the signature page hereof (the “Investor”), in connection with purchase by the Investor of shares of the common stock of the Company (as defined below) at a purchase price of $2.00 per share (the “Common Shares”).

WHEREAS, the Company has delivered to the Investor certain information about the Company in a Private Placement Memorandum dated August 15, 2005 (the “Memorandum”), of which this Agreement is an exhibit;

WHEREAS, the Investor has entered into a Subscription Agreement (the “Subscription Agreement”), pursuant to which the Investor is purchasing and the Company is issuing and selling the Common Shares; and

WHEREAS, the Company has agreed to grant the Investor certain registration rights in connection with the purchase of the Common Shares as set forth herein.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows:

1.	Registration Rights

(a)

The Company shall prepare and file with the Securities and Exchange Commission (the “SEC”) within 60 calendar days after the final Closing Date a registration statement on Form SB-2 or other appropriate registration statement form under the Securities Act of 1933 (the “Registration Statement”), at the sole expense of the Company (except as specifically provided in Section 1(c) hereof), in respect of the Investor, so as to permit a public resale of the Common Shares (the “Registrable Securities”) in the United States under the Securities Act of 1933 (the “Act”) by the Investor as selling stockholder and not as underwriter. Only shares of common stock may be registered under the Registration Statement. The Company will notify the Investor of the effectiveness of the Registration Statement (the “Effective Date”) within three business days.

(b)	The Company will maintain the Registration Statement and any amendments filed under this Section 1 effective under the Act for a period of two years from the Effective Date.

(c)

All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement and in complying with applicable securities and “blue sky” laws (including, without limitation, all attorneys' fees of the Company, registration, qualification, notification and filing fees, printing expenses, escrow fees, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration) shall be borne by the Company. The Investor shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Registrable Securities being registered. The Company shall not be required to qualify Registrable Securities in any state which will require an escrow or other restriction relating to the Company and/or the sellers, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process. The Company at its expense will supply the Investor with copies of the applicable Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by the Investor.

(d)

If at any time or from time to time after the Effective Date, the Company notifies the Investor in writing of the existence of a Potential Material Event (as defined in Section 1(e) below), the Investor shall not offer or sell any Registrable Securities or engage in any other transaction involving or relating to Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until the Investor receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event.

(e)

“Potential Material Event” means any of the following: (i) the possession by the Company of material information not ripe for disclosure in a registration statement, as determined in good faith by the Chief Executive Officer or the Board of Directors of the Company that disclosure of such information in a Registration Statement would be detrimental to the business and affairs of the Company; or (ii) any material engagement or activity by the Company which would, in the good faith determination of the Chief Executive Officer or the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Chief Executive Officer or the Board of Directors of the Company that the applicable Registration Statement would be materially misleading absent the inclusion of such information; provided that, (i) the Company shall not use such right with respect to the Registration Statement for more than an aggregate of 60 days in any 12-month period; and (ii) the number of days the Company is required to keep the Registration Statement effective shall be extended by the number of days for which the Company shall have used such right.

(f)

The Investor will cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company (which shall include all information regarding the Investor and proposed manner of sale of the Registrable Securities required to be disclosed in any Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities. Any delay or delays caused by the Investor, or by any other purchaser of securities of the Company having registration rights similar to

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those contained herein, by failure to cooperate as required hereunder shall not constitute a breach or default of the Company under this Agreement.

(g)

Whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible, subject to the assistance and cooperation as reasonably required of the Investor with respect to each Registration Statement:

(i)

register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Investor shall reasonably request (subject to the limitations set forth in Section 1(b) above), and do any and all other acts and things which may be necessary or advisable to enable the Investor to consummate the public sale or other disposition in such jurisdiction of the securities owned by the Investor;

(ii)

cause the Registrable Securities to be, and continue to be, quoted or listed on the National Association of Securities Dealers over the counter bulletin board (or alternatively, a national securities exchange or automated quotation system);

(iii)

notify the Investor, at any time when a prospectus relating thereto covered by the Registration Statement is required to be delivered under the Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company shall prepare and file a curative amendment as promptly as commercially reasonable;

(iv)

as promptly as practicable after becoming aware of such event, notify the Investor, (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension; and

(v)	provide a transfer agent and registrar for all securities registered pursuant to the Registration Statement and a CUSIP number for all such securities.

(i)

With respect to any sale of Registrable Securities pursuant to a Registration Statement filed pursuant to this Section 1, the Investor hereby covenants with the Company (i) not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Act to be satisfied and (ii)

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to notify the Company promptly upon disposition of all of the Registrable Securities.

(j)

In addition to the registration rights set forth in Section 1(a), if the Registration Statement filed pursuant to Section 1(a) is not filed within 60 calendar days from the final Closing Date, or otherwise declared effective by the SEC, then the Investors shall also have certain “piggy-back” registration rights as follows:

(i)

If at any time after the issuance of the Registrable Securities, the Company shall file with the SEC a registration statement under the Act registering any shares of equity securities and which could also include for registration the Registrable Securities without additional undue expense in the reasonable discretion of the Company, the Company shall give written notice to each Investor prior to such filing.

(ii)

Within 20 calendar days after such notice from the Company, each Investor shall give written notice to the Company whether or not such Investor desires to have all of such Investor’s Registrable Securities included in the registration statement. If any Investor fails to give such notice within such period, such Investor shall not have the right to have Investor’s Registrable Securities registered pursuant to such registration statement. If any Investor gives such notice, then the Company shall include such Investor’s Registrable Securities in the registration statement, at Company’s sole cost and expense, subject to the remaining terms of this Section 1(j).

(iii)

If the registration statement relates to an underwritten offering, and the underwriter shall determine in writing that the total number of shares of equity securities to be included in the offering, including the Registrable Securities, shall exceed the amount which the underwriter deems to be appropriate for the offering, the number of shares of the Registrable Securities shall be reduced in the same proportion as the remainder of the shares in the offering and such participating Investor’s Registrable Securities included in such registration statement will be reduced proportionately. For this purpose, if other securities in the registration statement are derivative securities, their underlying shares shall be included in the computation. Each participating Investor shall enter into such agreements as may be reasonably required by the underwriters and each Investor shall pay the underwriters commissions relating to the sale of their respective Registrable Securities.

(iv)

The Investors shall have an unlimited number of opportunities to have the Registrable Securities registered under this Section 1(j) provided that the Company shall not be required to register any Registrable Security or keep any Registration Statement effective beyond such period required under Section 1(b) of this Agreement.

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(v)	The Investor shall furnish in writing to the Company such information as the Company shall reasonably require in connection with a registration statement.

(k)

The Company acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of Section 1 of this Agreement and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in such Section 1 may be specifically enforced. In the event that the Registration Statement to be filed by the Company pursuant to Section 1(a) above is not filed with the SEC within 60 days from the final Closing Date (the “Registration Default”), then for every day that the Company is late in filing the Registration Statement, the Company shall issue to the Investor, as liquidated damages for such failure and not as a penalty, additional Common Shares in whole share increments equal to 1% of the Common Shares purchased by the Investor in the Offering until such Registration Statement has been filed. Such issuance of Common Shares as liquidated damages shall be made to the Investor within five calendar days of demand, provided, however, that the issuance of Common Shares as liquidated damages shall not relieve the Company from its obligations to register the Registrable Securities pursuant to this Agreement. Notwithstanding anything to the contrary contained herein, a failure of the Registration Statement to be declared effective, to maintain the effectiveness of a filed Registration Statement or the ability of an Investor to use an otherwise effective Registration Statement to effect resales of Securities shall not constitute a Registration Default and shall not trigger the accrual of liquidated damages hereunder.

If the Company does not pay the amount due as liquidated damages to the Investor as set forth above, the Company will pay the Investor’s reasonable costs of collection, including attorneys’ fees, in addition to the liquidated damages. The registration of the Registrable Securities pursuant to this provision shall not affect or limit the Investor’s other rights or remedies as set forth in this Agreement.

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2.	Indemnity and Contribution

(a)

The Company agrees to indemnify and hold harmless the Investor, its officers, directors, employees, partners, legal counsel and accountants, and each person controlling such Investor within the meaning of Section 15 of the Act, and each person who controls any underwriter within the meaning of Section 15 of the Act, from and against any losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) to which such Investor or such other indemnified person may become subject (including in settlement of litigation, whether commenced or threatened) insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Registration Statement, including all documents filed as a part thereof and information deemed to be a part thereof, on the effective date thereof, or any amendment or supplements thereto, or arise out of any failure by the Company to fulfill any undertaking or covenant included in the Registration Statement or to perform its obligations hereunder or under applicable law and the Company will, as incurred, reimburse such Investor, each of its respective officers, directors, employees, partners, legal counsel and accountants, and each person controlling such Investor, and each person who controls any such underwriter, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend, settling, compromising or paying such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage, expense or liability (or action or proceeding in respect thereof) arises out of, or is based upon, (i) the failure of any Investor, or any of their agents, affiliates or persons acting on their behalf, to comply with the covenants and agreements contained in this Agreement with respect to the sale of Registrable Securities, (ii) an untrue statement or omission in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by or on behalf of the Investor, or any of its agents, affiliates or persons acting on its behalf, and stated to be specifically for use in preparation of the Registration Statement and not corrected in a timely manner by the Investor in writing or (iii) an untrue statement or omission in any prospectus that is corrected in any subsequent prospectus, or supplement or amendment thereto, that was delivered to the Investor prior to the pertinent sale or sales by such Investor and not delivered by the Investor to the individual or entity to which it made such sale(s) prior to such sale(s).

(b)

The Investor agrees to indemnify and hold harmless the Company from and against any losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) to which the Company may become subject (under the Act or otherwise) insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) the failure of the Investor or any of its agents, affiliates or persons acting on its behalf, to comply with the covenants and agreements contained in this

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Agreement with respect to the sale of Registrable Securities; or (ii) an untrue statement or alleged untrue statement of a material fact or omission to state a material fact in the Registration Statement in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by or on behalf of such Investor and stated to be specifically for use in preparation of the Registration Statement; provided, however, that the Investor shall not be liable in any such case for (i) any untrue statement or alleged untrue statement or omission in any prospectus or Registration Statement which statement has been corrected, in writing, by such Investor and delivered to the Company before the sale from which such loss occurred; or (ii) an untrue statement or omission in any prospectus that is corrected in any subsequent prospectus, or supplement or amendment thereto, that was delivered to the Investor prior to the pertinent sale or sales by the Investor and delivered by the Investor to the individual or entity to which it made such sale(s) prior to such sale(s), and the Investor, severally and not jointly, will, as incurred, reimburse the Company for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. Notwithstanding the foregoing, the Investor shall not be liable or required to indemnify the Company in the aggregate for any amount in excess of the net amount received by the Investor from the sale of the Registrable Securities, to which such loss, claim, damage, expense or liability (or action proceeding in respect thereof) relates.

(c)

Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 2, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof. After notice from the indemnifying person to such indemnified person of the indemnifying person’s election to assume the defense thereof, the indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would, in the opinion of counsel to the indemnified party, make it inappropriate under applicable laws or codes of professional responsibility for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, further, that the indemnifying person shall not be obligated to assume the expenses of more than one counsel to represent all indemnified persons. In the event of such separate counsel, such counsel shall agree to reasonably cooperate.

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(d)

If the indemnification provided for in this Section 2 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor, or its agents, affiliates or persons acting on its behalf, on the other in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Investor, or its agents, affiliates or persons acting on its behalf, on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In any event, the Investor shall not be liable or required to contribute to the Company in the aggregate for any amount in excess of the net amount received by the Investor from the sale of its Registrable Securities.

3.	Miscellaneous

(a)

Severability. The provisions of this Agreement are severable, so that the invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other term or provision of this Agreement, which shall remain in full force and effect.

(b)

Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, the Company and the Investor shall be entitled to specific performance of the agreements and obligations of the other parties hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

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(c)	Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California (without reference to the conflicts of law provisions thereof).
(d)

Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand, sent via a reputable nationwide overnight courier service, mailed by first class certified or registered mail, return receipt requested, postage prepaid, or by email or fax communication as follows:

(i)    in the case of Investor, to the address set forth on the signature page below or such other address as the Investor may provide to the Company;

(ii)  in the case of the Company, to the Company at

Taskport, Inc.

885 West 16th Street

Newport Beach, CA 92660

Facsimile: (949) 515-1199

Any notice or request required or permitted by the provisions hereof shall be deemed given to and received when delivered in hand or by courier, telecopier (with confirmation) or email, or certified or registered mail (with receipt) at the address designated in this Section 3(d). Any party hereto may designate a change of address by written notice to the other parties given at least ten days before such change is to become effective for purposes of this Agreement.

(e)

Complete Agreement. This Agreement together with the Subscription Agreement and the Memorandum constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, among the parties or any of them with respect to the subject matter of the Private Placement.

(f)

Counterparts and Facsimile. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one Agreement binding on all the parties hereto. The parties are entitled to rely on delivery of a facsimile copy of this Agreement and delivery of such executed Agreement shall be legally effective to create a valid and binding agreement between the Company and the Investor in accordance with the terms hereof.

(g)	Captions. Captions of sections have been added only for convenience and shall not be deemed to be a part of this Agreement.
(h)	Future Assurances: Each of the parties hereto will from time to time execute and deliver all such further documents and instruments and do all acts and things as

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the other party may, either before or after the Closing, reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first above written.

TASKPORT, INC.

By: /s/ Richard Lusk

Richard Lusk, CEO

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Signature Page

Registration Rights Agreement

between Taskport, Inc.

and Certain Investors

Investor	Individual Investors
Date:
Signature*

Address:
Name

Telephone No.:
Fax No.:	Signature*

Name

*Joint tenants both sign

Entity Investors

Name of Entity

By
Name
Title

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